Exhibit 99.2

STEADFAST INCOME REIT, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 2, 2020 Proxy is Solicited by the Board of Directors Please Vote by March 1, 2020 The undersigned stockholder of Steadfast Income REIT, Inc., a Maryland corporation, hereby appoints Rodney F. Emery and Ana Marie del Rio, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of Steadfast Income REIT, Inc. to be held on Monday, March 2, 2020 at 8:30 a.m. local time, at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying proxy statement, which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.    This proxy is solicited on behalf of the Steadfast Income REIT, Inc.’s board of directors (the “Board”). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the Board or in the absence of a recommendation, in their discretion. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.    Signature and Title, if applicable Additional signature (if held jointly) Date    PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE    INTERNET Go To: www.proxypush.com/SIR    Cast your vote online.    Have your Proxy Card ready.    Follow the simple instructions to record your vote. PHONE Call 1-866-858-9528 ï,· Use any touch-tone telephone. ï,· Have your Proxy Card ready.    Follow the simple recorded instructions. MAIL    Mark, sign and date your Proxy Card.    Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.    CONTROL NUMBER    P.O. BOX 8035, CARY, NC 27512-9916 JOHN Q SAMPLE 123 MAIN STREET ANYTOWN, USA XXXXX-XXXX

EVERY STOCKHOLDER’S VOTE IS IMPORTANT! This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.    The Proxy Statement is available at: www.proxypush.com/SIR PLEASE AUTHORIZE YOUR PROXY TODAY!    PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” ALL PROPOSALS LISTED.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:    FOR AGAINST ABSTAIN    1. A proposal to approve the merger of    Steadfast Income REIT, Inc. with and into SI Subsidiary, LLC, a wholly owned subsidiary of Steadfast Apartment REIT, Inc., pursuant to the Agreement and Plan of Merger, dated as of August 5, 2019, by and among Steadfast Income REIT, Inc., Steadfast Apartment REIT, Inc. and their respective subsidiaries, which we refer to as the “SIR Merger Proposal.”    2. A proposal to approve the amendment of the charter of SIR to remove the provision related to “Roll-Up Transactions” in connection with the SIR Merger, which we refer to as the “SIR    Charter Amendment Proposal.”    3. A proposal to adjourn the SIR Special Meeting to solicit additional proxies in favor of the SIR    Merger Proposal and/or the SIR Charter Amendment Proposal if there are not sufficient votes to approve the SIR Merger Proposal and/ or SIR Charter Amendment Proposal, if necessary and as determined by the chair of the SIR Special Meeting.    PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE    ** BE SURE TO HAVE THE BELOW ADDRESS SHOW THROUGH THE WINDOW OF THE ENCLOSED BUSINESS REPLY ENVELOPE **    PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916